GENERAL	12 Months Ended
Dec. 31, 2021
General [Abstract]
GENERAL

NOTE 1:GENERAL

Business Description

Tufin Software Technologies Ltd. (together with its subsidiaries, “Tufin” or the “Company”) is an Israeli company that develops, markets and sells software-based solutions that help organizations visualize, define and enforce a unified security policy across complex, heterogeneous network environments. Tufin’s solutions automate security policy management, and allow organizations to gain visibility and control over their IT and cloud environments. Substantially all of the Company’s sales of products and services worldwide are made through a global network of distributors and resellers, which sell the products and services to their end-user customers.

The Company was incorporated as an Israeli company on January 2, 2005 and commenced operations on that date. The Company has incorporated wholly owned subsidiaries in the United States, the United Kingdom, Germany, France, Australia and Romania.

In April 2019, the Company completed its initial public offering (“IPO”) in which it sold 8,855,000 ordinary shares to the public, including 1,155,000 ordinary shares pursuant to an option granted to the underwriters. The Company received aggregate net proceeds from the IPO of approximately $112,465 thousand, net of underwriting discounts and offering expenses payable by the Company. Upon the execution of the IPO, the Company’s outstanding redeemable convertible preferred shares were converted into 16,416,749 ordinary shares.